Nuance Concentrated Value Fund Summary Prospectus August 28, 2023 Institutional Class Shares NCVLX Investor Class Shares NCAVX
Before you invest, you may want to review the Nuance Concentrated Value Fund’s (the "Fund") prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated August 28, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund on its website at https://www.nuanceinvestments.com/concentrated-value-fund. You can also get this information at no cost by calling the Fund (toll-free) at 1-855-NUANCE3 (1-855-682-6233) or by sending an e-mail request to client.services@nuanceinvestments.com.

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus.  More information about these and other discounts is available from your financial professional and in “Shareholder Information - Class Descriptions” of the Fund’s statutory Prospectus on page 34.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Shareholder Servicing Plan Fees (1)	0.15%	0.15%
Other Expenses	0.10%	0.10%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%
Total Annual Fund Operating Expenses (1)	1.36%	1.11%
Less: Fee Waiver (2)	-0.07%	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver (1)(2)	1.29%	1.04%
(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include available (but unused) shareholder servicing plan fees and/or acquired fund fees and expenses (“AFFE”).

(2)Nuance Investments, LLC (the “Adviser”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, AFFE, leverage/borrowing, interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.28% of the average daily net assets of the Investor Class and 1.03% of the average daily net assets of the Institutional Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and payment occurred and at the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least August 28, 2024. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$625	$903	$1,201	$2,048
Institutional Class	$106	$346	$605	$1,345

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in equity securities of companies organized in the United States that Nuance Investments, LLC (the “Adviser”) believes are high quality, though temporarily out of favor. The Fund typically invests in a portfolio of 15 to 35 companies of various market capitalizations and is considered an all-cap strategy. Although the Fund will invest primarily in U.S. companies, the Fund may invest up to 25% of its assets in non-U.S. companies that are classified as “developed” by MSCI Inc. (“MSCI”). Nuance utilizes MSCI to classify its international holdings. The country classification of a company is generally determined by the company’s country of incorporation and the primary listing of its securities. MSCI will classify a company in the country of incorporation if its securities have a primary listing in that country. In such cases where a company’s securities have a primary listing outside of the country of incorporation, an additional analysis is performed to determine the company’s country classification. In addition to the company’s country of incorporation and the location of the primary listing, MSCI considers secondary listings, if any, geographic distribution of shareholder base, location of headquarters, geographic distribution of operations, company history, and the country in which investors consider the company to be most appropriately classified. As of the date of this prospectus, the following countries were classified as “developed” by MSCI: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States.

The Adviser selects securities for the Fund’s investment portfolio by using an extensive quantitative screening and fundamental research process that aims to identify leading businesses selling at a discount to fair value with the potential to generate above-average rates of returns over time. The Adviser seeks to identify companies across a range of industries and market sectors that have leading and sustainable market share positions, above-average financial strength, and are trading at a discount to the Adviser’s internal view of intrinsic value. The Adviser may sell an investment when it achieves or surpasses the Adviser’s proprietary view of intrinsic value or when a security’s competitive position or financial situation erodes beyond the Adviser’s expectations. The Fund’s annual portfolio turnover rate may be 100% or greater. From time to time, the Fund may focus its investments in securities of companies in the same economic sector.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Value-Style Investing Risk. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Sector Emphasis Risk. The securities of companies in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the Fund’s portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Foreign Securities Risk. Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.

Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Non-U.S. countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year-to-year. Figures shown in the bar chart are for the Fund’s Institutional Class shares. Next to the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average annual total returns over time compared with broad-based securities market indices. Investor Class returns shown in the performance table reflect the maximum sales charge of 5.00%. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Fund’s website at https://www.nuanceinvestments.com/concentrated-value-fund or by calling 1-855-NUANCE3 (1-855-682-6233).

Calendar Year Total Returns as of December 31:

Best Quarter	Worst Quarter
Q4 2020 15.21%	Q1 2020 -20.15%

Year-to-Date as of June 30, 2023
9.04%

Average Annual Total Returns for the periods ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception (May 31, 2011)
Institutional Class
Return Before Taxes	-4.92%	5.53%	9.27%	8.99%
Return After Taxes on Distributions	-7.69%	2.89%	6.83%	6.81%
Return After Taxes on Distributions and Sale of Fund Shares	-0.92%	3.93%	6.85%	6.76%
Investor Class (1)
Return Before Taxes	-9.87%	4.18%	8.42%	8.22%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	-7.98%	6.50%	10.16%	9.50%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	11.66%
(1)The Institutional Class commenced operations on May 31, 2011 and Investor Class commenced operations on July 31, 2012. The “Since Inception” performance shown for the Investor Class prior to its inception on July 31, 2012 is based on the performance of the Institutional Class, adjusted for the higher expenses applicable to the Investor Class.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class will vary to the extent it has different expenses. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Nuance Investments, LLC is the Fund’s investment adviser.

Portfolio Manager
Scott A. Moore, CFA, President and Co-Chief Investment Officer of the Adviser since November 2008, is the co-portfolio manager responsible for the day-to-day management of the Fund. He has managed the Fund since its inception in May 2011.

Chad Baumler, CFA, Vice President and Co-Chief Investment Officer, is the co-portfolio manager responsible for the day-to-day management of the Fund. He has managed the Fund since June 2014.

Darren Schryer, CFA, CPA, Portfolio Manager is the co-portfolio manager responsible for the day-to-day management of the Fund. He has managed the Fund since January 2020.

Jack Meurer, CFA, Associate Portfolio Manager is the co-portfolio manager responsible for the day-to-day management of the Fund. He has managed the Fund since July 2022.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Nuance Concentrated Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) by contacting the Fund by telephone at 1-855-NUANCE3 (1-855-682-6233), by wire transfer, or through a financial intermediary. The minimum initial and subsequent investment amounts for each share class are shown below. The Adviser may reduce or waive the minimums.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,500	$10,000
Subsequent Minimum Investment	$100	$100

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.